First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary **
Collection Period Ended December 1, 2001

Available Amount to Note Holders:                                                                2,547,444.82

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                              --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                             --
(iii)    Aggregate of:
         (a) Unreimbursed Servicer Advances                                                        581,824.66
         (b) Servicer Fees from current and prior Collection Period                                 10,993.97
         (c) Servicing Charges inadvertantly deposited in Collection Account                                -
(iv)     Current and unpaid Back-up Servicing Fees                                                     439.76
(v)      Premium Amount due on Payment Date and unpaid Premium Amounts                               2,547.19
         Adjustment to prior month premium amount                                                          --
(vi)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                   291.67
(vii)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     --
(viii)   Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                           --
         Adjustment to prior month Class A-1 Note Interest                                                 --
         Class A-2 Note Interest                                                                           --
         Class A-3 Note Interest                                                                           --
         Class A-4 Note Interest                                                                   115,533.32
(ix)     Class B-1 Note Interest                                                                     2,707.34
(x)      Letter of Credit Bank Fee and unpaid amounts                                                  216.27
(xi)     Class B-2 Note Interest                                                                     2,536.29
(xii)    Class A-1 throught A-4 Principal Distribution Amount:
         Class A-1 Principal Distribution Amount                                                           --
         Class A-2 Principal Distribution Amount                                                           --
         Class A-3 Principal Distribution Amount                                                           --
         Class A-4 Principal Distribution Amount                                                 1,626,331.35
(xiii)   Note Insuer Reimbursement Amount                                                                  --
(xiv)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              35,355.03
(xv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal              35,355.03
(xvi)    Letter of Credit Reimbursement Amount                                                             --
(xvii)   Class B-3 Note Interest                                                                     2,752.56
(xviii)  Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              35,355.03
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     --
(xx)     Letter of Credit Additional Reimbursement Amount                                                  --
(xxi)    Other Amounts Due Servicer under Servicing Agreement                                              --
(xxii)   Remaining Amount to Residual Holder                                                               --
         Additional Principal Distribution Amount to Noteholders
         Class A-1 additional Principal Distribution Amount                                                --
         Class A-2 additional Principal Distribution Amount                                                --
         Class A-3 additional Principal Distribution Amount                                                --
         Class A-4 additional Principal Distribution Amount                                         89,376.44
         Class B-1 additional Principal Distribution Amount                                          1,942.97
         Class B-2 additional Principal Distribution Amount                                          1,942.97
         Class B-3 additional Principal Distribution Amount                                          1,942.97

          Reviewed By:

          ----------------------------------------------------------------------
          Joel Cappon
          Controller, American Express Business Finance

"*The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended December 1, 2001

                     Initial          Beginning        Base         Additional       Total          Ending         Ending
                    Principal         Principal      Principal      Principal      Principal       Principal     Certificate
       Class          Balance         Balance       Distribution   Distribution   Distribution      Balance        Factor
--------------     --------------   -------------   ------------   ------------   ------------   -------------   ------------
Class A-1           32,998,000.00              --             --           --               --              --    0.0000000
Class A-2           85,479,000.00              --             --           --               --              --    0.0000000
Class A-3           51,527,000.00              --             --           --               --              --    0.0000000
Class A-4           38,238,000.00   21,833,067.77   1,626,331.35    89,376.44     1,715,707.80   20,117,359.98    0.5261091
                   --------------   -------------   ------------    ---------     ------------   -------------    ---------
Total Class A      208,242,000.00   21,833,067.77   1,626,331.35    89,376.44     1,715,707.80   20,117,359.98    0.0966057

Class B-1            4,527,000.00      471,868.17      35,355.03     1,942.97        37,298.00      434,570.17    0.0959952
Class B-2            4,527,000.00      471,868.17      35,355.03     1,942.97        37,298.00      434,570.17    0.0959952
Class B-3            4,527,000.00      471,868.17      35,355.03     1,942.97        37,298.00      434,570.17    0.0959952
                                                                                  ------------   -------------
Total              221,823,000.00   23,248,672.27   1,732,396.44    95,205.34     1,827,601.78   21,421,070.49

                                                            ADCPB at end of Coll ection Period   24,617,774.01
                                                                                                 -------------
                                                     Excess of ending ADCPB  Over note balance    3,196,703.52
                                                                                         Floor    4,527,025.86
                                                                                                 -------------
                                                                                    Difference   (1,330,322.33)

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended December 1, 2001

Available Funds
 Collection Account balance, as of November 30, 2001                                     1,227,693.11
 Transfer payments due Collection Account from other Bankers Trust Accounts                        --
 Investment earnings on amounts in Collection Account                                        2,456.26
 Payments due Collection Account from last 3 business days of Collection Period             86,784.27
 Additional contribution for terminated trade-ups and rebooked leases                              --
 Servicer Advance on current Determination Date                                          1,230,511.18
                                                                                         ------------
 Available Funds on Payment Date                                                         2,547,444.82

Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
                                                                                         ------------
Remaining Available Funds                                                                2,547,444.82

Indemnity Payments paid inadvertantly deposited in Collection Account                              --
                                                                                         ------------
Remaining Available Funds                                                                2,547,444.82

Unreimbursed Servicer Advances
 Unreimbursed Servicer Advances due                                                        581,824.66
 Unreimbursed Servicer Advances paid                                                       581,824.66
                                                                                         ------------
 Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                         ------------
Remaining Available Funds                                                                1,965,620.16

Servicer Fees
 Servicer Fees due                                                                          10,993.97
 Servicer Fees paid                                                                         10,993.97
                                                                                         ------------
 Servicer Fees remaining unpaid                                                                    --
                                                                                         ------------
Remaining Available Funds                                                                1,954,626.19

Servicer Charges inadvertantly deposited in Collection Account                                     --
                                                                                         ------------
Remaining Available Funds                                                                1,954,626.19

Back-up Servicer Fees
 Back-up Servicer Fees due                                                                     439.76
 Back-up Servicer Fees paid                                                                    439.76
                                                                                         ------------
 Back-up Servicer Fees remaining unpaid                                                            --
                                                                                         ------------
Remaining Available Funds                                                                1,954,186.43

Premium Amount
 Premium Amount due                                                                          2,547.19
 Premium Amount paid                                                                         2,547.19
                                                                                         ------------
 Premium Amount remaining unpaid                                                                   --
                                                                                         ------------
Remaining Available Funds                                                                1,951,639.24

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
 Indenture Trustee Fee due                                                                     291.67
 Indenture Trustee Fee paid                                                                    291.67
                                                                                         ------------
 Indenture Trustee Fee remaining unpaid                                                            --
                                                                                         ------------
Remaining Available Funds                                                                1,951,347.57

Reimbursable Trustee Expenses per 7.07(a)(ii)
 Total Indenture Trustee Expenses due                                                              --
 Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                         75,000.00
                                                                                         ------------
 Total Indenture Trustee Expenses paid                                                             --
                                                                                         ------------
 Indenture Trustee Expenses unpaid                                                                 --
Remaining Available Funds                                                                1,951,347.57

Class A-1 through A-4 Note Interest on a pari passu basis:

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended December 1, 2001

 Class A-1 Note Interest                                                                           --
 Class A-2 Note Interest                                                                           --
 Class A-3 Note Interest                                                                           --
 Class A-4 Note Interest                                                                   115,533.32
                                                                                        -------------
 Total Class A Interest due                                                                115,533.32
                                                                                        -------------
Remaining Available Funds                                                                1,835,814.25

 Class B-1 Note Interest
 Class B-1 Note Interest due                                                                 2,707.34
 Class B-1 Note Interest paid                                                                2,707.34
                                                                                        -------------
 Class B-1 Note Interest remaining unpaid                                                          --
                                                                                        -------------
Remaining Available Funds                                                                1,833,106.91

Letter of Credit Bank Fee and unpaid amounts
 Letter of Credit Bank Fee due                                                                 216.27
 Letter of Credit Bank Fee paid                                                                216.27
                                                                                        -------------
 Letter of Credit Bank Fee remainig unpaid                                                         --
                                                                                        -------------
Remaining Available Funds                                                                1,832,890.64

Class B-2 Note Interest
 Class B-2 Note Interest due                                                                 2,536.29
 Class B-2 Note Interest paid                                                                2,536.29
                                                                                        -------------
 Class B-2 Note Interest remaining unpaid                                                          --
                                                                                        -------------
Remaining Available Funds                                                                1,830,354.35

Class A Base Principal Distribution
 Class A Base Principal Distribution Amount due                                          1,626,331.35
 Class A Note Principal Balance as of preceding Payment Date                            21,833,067.77
                                                                                        -------------
 Class A Base Principal Distribution Amount paid                                         1,626,331.35
                                                                                        -------------
 Class A Base Principal Distribution Amount remaining unpaid                                       --

 Class A-1 Note Principal Balance as of preceding Payment Date                                     --
 Class A-1 Base Principal Distribution Amount paid                                                 --
                                                                                        -------------
 Class A-1 Note Principal Balance after distribution on Payment Date                               --
                                                                                        -------------

 Remaining Class A Base Principal Distribution Amount                                    1,626,331.35
                                                                                        -------------

 Class A-2 Note Principal Balance as of preceding Payment Date                                     --
 Class A-2 Base Principal Distribution Amount paid                                                 --
                                                                                        -------------
 Class A-2 Note Principal Balance after distribution on Payment Date                               --

 Remaining Class A Base Principal Distribution Amount                                    1,626,331.35
                                                                                        -------------

 Class A-3 Note Principal Balance as of preceding Payment Date                                     --
 Class A-3 Base Principal Distribution Amount paid                                                 --
                                                                                        -------------
 Class A-3 Note Principal Balance after distribution on Payment Date                               --

 Remaining Class A Base Principal Distribution Amount                                    1,626,331.35
                                                                                        -------------

 Class A-4 Note Principal Balance as of preceding Payment Date                          21,833,067.77
 Class A-4 Base Principal Distribution Amount paid                                       1,626,331.35
                                                                                        -------------
 Class A-4 Note Principal Balance after distribution on Payment Date                    20,206,736.42

Remaining Available Funds                                                                  204,022.99

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended December 1, 2001

Note Insurer Reimbursement Amount
 Note Insuer Reimbursement Amount due                                                              --
 Note Insuer Reimbursement Amount paid                                                             --
                                                                                           ----------
 Note Insuer Reimbursement Amount remaining unpaid                                                 --
Remaining Available Funds                                                                  204,022.99

Class B-1 Base Principal Distribution
 Class B-1 Note Principal Balance as of preceding Payment Date                             471,868.17
 Class B-1 Base Principal Distribution due                                                  35,355.03
 Class B-1 Base Principal Distribution paid                                                 35,355.03
                                                                                           ----------
 Class B-1 Base Principal Distribution remaining unpaid                                            --
 Class B-1 Note Principal Balance after distribution on Payment Date                       436,513.14
Remaining Available Funds                                                                  168,667.96

Class B-2 Base Principal Distribution
 Class B-2 Note Principal Balance as of preceding Payment Date                             471,868.17
 Class B-2 Base Principal Distribution due                                                  35,355.03
 Class B-2 Base Principal Distribution paid                                                 35,355.03
                                                                                           ----------
 Class B-2 Base Principal Distribution remaining unpaid                                            --
 Class B-2 Note Principal Balance after distribution on Payment Date                       436,513.14
Remaining Available Funds                                                                  133,312.94

Letter of Credit Reimbursement Amount
 Letter of Credit Reimbursement Amount due                                                         --
 Letter of Credit Reimbursement Amount paid                                                        --
                                                                                           ----------
 Letter of Credit Reimbursement Amount remaining unpaid                                            --
Remaining Available Funds                                                                  133,312.94

Class B-3 Note Interest
 Class B-3 Note Interest due                                                                 2,752.56
 Class B-3 Note Interest paid                                                                2,752.56
                                                                                           ----------
 Class B-3 Note Interest remaining unpaid                                                          --
                                                                                           ----------
Remaining Available Funds                                                                  130,560.37

Class B-3 Base Principal Distribution
 Class B-3 Note Principal Balance as of preceding Payment Date                             471,868.17
 Class B-3 Base Principal Distribution due                                                  35,355.03
 Class B-3 Base Principal Distribution paid                                                 35,355.03
                                                                                           ----------
 Class B-3 Base Principal Distribution remaining unpaid                                            --
 Class B-3 Note Principal Balance after distribution on Payment Date                       436,513.14
Remaining Available Funds                                                                   95,205.34

Additional Payment to Noteholders due to Restricting Event
 Principal Amount paid to A noteholders, otherwise paid to B-1                                     --
 Principal Amount paid to A noteholders, otherwise paid to B-2                                     --
 Principal Amount paid to A noteholders, otherwise paid to B-3                                     --
                                                                                           ----------
 Total Principal Amount paid to A noteholders, otherwise to be paid to B                           --
Remaining Available Funds                                                                   95,205.34

 Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                   --
 Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                   --

 Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                   --
                                                                                           ----------
Remaining Available Funds                                                                   95,205.34

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
 Indenture Trustee Expenses unpaid per above                                                       --

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended December 1, 2001

 Remaining Indenture Trustee Expenses paid                                                         --
                                                                                        -------------
 Remaining Indenture Trustee Expenses unpaid                                                       --
Remaining Available Funds                                                                   95,205.34

Additional Letter of Credit Reimbursement Amount
 Additional Letter of Credit Reimbursement Amount due                                              --
 Additional Letter of Credit Reimbursement Amount paid                                             --
                                                                                        -------------
 Additional Letter of Credit Reimbursement Amount remaining unpaid                                 --
Remaining Available Funds                                                                   95,205.34

Other Amounts Due Servicer under Servicing Agreement
 Other Amounts Due Servicer under Servicing Agreement due                                          --
 Other Amounts Due Servicer under Servicing Agreement paid                                         --
                                                                                        -------------
 Other Amounts Due Servicer under Servicing Agreement remaining unpaid                             --
Remaining Available Funds                                                                   95,205.34

Difference between excess of ADCPB over Ending Note Balances and Floor                   1,425,527.68

Amount Payable to Residual Holder                                                                  --
Remaining Available Funds to Note Holders                                                   95,205.34

Class A Additional Principal Distribution
 Remaining Available Funds to Note Holders                                                  95,205.34
 Adjusted Principal Distribution Sharing Ratio                                                 93.878%
                                                                                               ------
 Additional Principal Distribution to Class A                                               89,376.44

 Class A Note Principal Balance after payment above                                     20,206,736.42
                                                                                        -------------
 Class A additional Principal Distribution Amount paid                                      89,376.44
                                                                                        -------------
 Excess cash after payment of additional Class A Principal Distribution                            --

 Class A-1 Note Principal Balance after payment above                                              --
 Class A-1 additional Principal Distribution Amount paid                                           --
                                                                                        -------------
 Class A-1 Note Principal Balance after distribution on Payment Date                               --
                                                                                        -------------

 Remaining Class A additional Principal Distribution Amount                                 89,376.44
                                                                                        -------------

 Class A-2 Note Principal Balance after payment above                                              --
 Class A-2 additional Principal Distribution Amount paid                                           --
                                                                                        -------------
 Class A-2 Note Principal Balance after distribution on Payment Date                               --

 Remaining Class A additional Principal Distribution Amount                                 89,376.44
                                                                                        -------------

 Class A-3 Note Principal Balance after payment above                                              --
 Class A-3 additional Principal Distribution Amount paid                                           --
                                                                                        -------------
 Class A-3 Note Principal Balance after distribution on Payment Date                               --

 Remaining Class A additional Principal Distribution Amount                                 89,376.44
                                                                                        -------------

 Class A-4 Note Principal Balance after payment above                                   20,206,736.42
 Class A-4 additional Principal Distribution Amount paid                                    89,376.44
                                                                                        -------------
 Class A-4 Note Principal Balance after distribution on Payment Date                    20,117,359.98

Class B-1 Additional Principal Distribution
 Remaining Available Funds to Note Holders                                                  95,205.34
 Adjusted Principal Distribution Sharing Ratio                                                  2.041%
                                                                                        -------------
 Additional Principal Distribution to Class B-1                                              1,942.97

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended December 1, 2001

 Class B-1 Note Principal Balance after payment above                                      436,513.14
 Class B-1 additional Principal Distribution paid                                            1,942.97
                                                                                           ----------
 Class B-1 Note Principal Balance after distribution on Payment Date                       434,570.17

Class B-2 Additional Principal Distribution
 Remaining Available Funds to Note Holders                                                  95,205.34
 Adjusted Principal Distribution Sharing Ratio                                                  2.041%
                                                                                           ----------
 Additional Principal Distribution to Class B-2                                              1,942.97

 Class B-2 Note Principal Balance after payment above                                      436,513.14
 Class B-2 additional Principal Distribution paid                                            1,942.97
                                                                                           ----------
 Class B-2 Note Principal Balance after distribution on Payment Date                       434,570.17

Class B-3 Additional Principal Distribution
 Remaining Available Funds to Note Holders                                                  95,205.34
 Adjusted Principal Distribution Sharing Ratio                                                  2.041%
                                                                                           ----------
 Additional Principal Distribution to Class B-3                                              1,942.97

 Class B-3 Note Principal Balance after payment above                                      436,513.14
 Class B-3 additional Principal Distribution paid                                            1,942.97
                                                                                           ----------
 Class B-3 Note Principal Balance after distribution on Payment Date                       434,570.17

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended December 1, 2001

Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                  26,385,525.48
      ADCPB, end of Collection Period                                        24,617,774.01
                                                                             -------------
      Base Principal Amount                                                   1,767,751.47

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period         1,094,058.79
      Servicing Advances collected-during the current Collection Period         512,234.13
                                                                             -------------
      Unreimbursed Servicing Advances as of current Determination Date          581,824.66

Calculation of Interest Due
              Beginning                  Current                 Total
              Principal     Interest    Interest     Overdue    Interest
Class          Balance        Rate         Due      Interest       Due
------      -------------   --------   ----------   --------   ----------
Class A-1              --     5.7325%          --         --           --
Class A-2              --     6.3500%          --         --           --
Class A-3              --     6.3500%          --         --           --
Class A-4   21,833,067.77     6.3500%  115,533.32         --   115,533.32
Class B-1      471,868.17     6.8850%    2,707.34         --     2,707.34
Class B-2      471,868.17     6.4500%    2,536.29         --     2,536.29
Class B-3      471,868.17     7.0000%    2,752.56         --     2,752.56
            -------------     ------   ----------   --------   ----------
            23,248,672.27     6.3760%  123,529.52         --   123,529.52

Calculation of Principal Due
                Base          Base                      Total
             Principal      Principal     Overdue     Principal
Class       Amount Pct.      Amount      Principal       Due
------      -----------   ------------   ---------   ------------
Class A            92.0%  1,626,331.35          --   1,626,331.35
Class B-1           2.0%     35,355.03          --      35,355.03
Class B-2           2.0%     35,355.03          --      35,355.03
Class B-3           2.0%     35,355.03          --      35,355.03
                          ------------   ---------   ------------
                          1,732,396.44          --   1,732,396.44

Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date                      26,385,525.48
      Servicer Fee Rate                                                   0.500%
      One-twelfth                                                          1/12
                                                                  -------------
      Servicer Fee due current period                                 10,993.97
      Prior Servicer Fee arrearage                                           --
                                                                  -------------
      Servicer Fee due                                                10,993.97

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date                      26,385,525.48
      Back-up Servicer Fee Rate                                          0.020%
      One-twelfth                                                          1/12
                                                                  -------------
      Back-up Servicer Fee due Current Period                            439.76
      less overpayment from prior period                                     --
      Prior Back-up Servicer Fee Arrearage                                   --
                                                                  -------------
      Back-up Servicer Fee due                                           439.76

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended December 1, 2001

Calculation of Premium Amount
      Class A Principal Amount as of the immediately preceding Collection Period              21,833,067.77
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Premium Amount due Current Period                                                            2,547.19
      Prior Premium Amount arrearage                                                                     --
                                                                                             --------------
      Total Premium Amount due                                                                     2,547.19

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                       291.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                             --------------
      Total Indenture Trustee Fee due                                                                291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)            471,868.17
      Letter of Credit Bank Fee Rate                                                                   0.55%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Letter of Credit Bank Fee due Current Period                                                   216.27
      Letter of Credit Bank Fee arrearage                                                                --
                                                                                             --------------
      Total Letter of Credit Bank Fee arrearage due                                                  216.27

Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                                           --
      Prior Letter of Credit Reimbursement Amount arrearage                                              --
                                                                                             --------------
      Total Letter of Credit Reimbursement Amount due                                                    --

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                             --------------
      Total Indenture Trustee Expenses due                                                               --

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount due current period                                --
      Prior Additonal Letter of Credit Reimbursement Amount arrearage                                    --
                                                                                             --------------
      Total Additional Letter of Credit Reimbursement Amount due                                         --

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                             --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         --

Floor Calculation
      Initial ADCPB                                                                          226,351,292.85
      Floor percent                                                                                    2.00%
                                                                                             --------------
      Floor                                                                                    4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                              24,617,774.01

      Aggregate Note Balances prior to any payment on current Payment Date                    23,248,672.27
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                  1,626,331.35

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended December 1, 2001

      Class B-1                                                                                   35,355.03
      Class B-2                                                                                   35,355.03
      Class B-3                                                                                   35,355.03
                                                                                             --------------
      Total Base Principal Amount distributions on current payment date                        1,732,396.44
                                                                                             --------------
      Aggregate Note Balance after payment of Base Principal Amount                           21,516,275.83
                                                                                             --------------
      Excess of ADCPB over Ending Note Balances                                                3,101,498.18

      Difference between excess and floor                                                      1,425,527.68

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended December 1, 2001

Restricting Event Determination:

                                                                                   Yes/No
                                                                                   ------
     A) Event of Servicer Termination (Yes/No)                                       No
     B) Note Insuer has Made a Payment (Yes/No)                                      No
     C) Gross Charge Off Event has Occurred (Yes/No)                                 No
     D) Delinquency Trigger Event has Occurred (Yes/No)                              No

Events of Default: Section 8.01 of Indenture

                                                                                   Yes/No
                                                                                   ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest requried to be made under theNoerms of such Notes or the Indenture
     when due; and,                                                                  No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on theNouststanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on depositin the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as thecase may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                         No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

Section                                                 Event                                                      Yes/No
----------   ---------------------------------------------------------------------------------------------------   ------
6.01(i)      Failue to make payment requried                                                                         No
6.01(ii)     Failue to submit Monthly Statement                                                                      No
6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                     No
6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                           No
6.01(v)      Servicer files a volunatry petition for bankruptcy                                                      No
6.01(vi)     Order of judgement in excess of $500,000                                                                No
6.01(vii)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days     No
6.01(viii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                               No
6.01(ix)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.                            No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended December 1, 2001

Gross Charge Event Calculation:
                                                                     Result
                                                                     ------
     Gross Charge Off Ratio Current Period                           -2.02%
     Gross Charge Off Ratio Prior Period                             -1.81%
     Gross Charge Off Ratio Second Prior Period                       4.21%
                                                                      ----
     Average of Gross Charge Off Ratio for Three Periods              0.13%
     Maximum Allowed                                                  2.50%

     Gross Charge Off Ratio:
     -----------------------

                        ADCPB of                                                 Gross Charge Off Ratio
                      All Defaulted       Less                                       Charge Offs/
                        Contracts     Recoveries   Charge Offs      ADCPB                ADCPB
                      -------------   ----------   -----------   -------------   ----------------------
Current Period           1,460.38      42,803.80    -41,343.42   24,617,774.01          -2.02%
Prior Period                 0.00      39,869.14    -39,869.14   26,385,525.48          -1.81%
Second Prior Period    111,597.38      11,281.71    100,315.67   28,586,853.59           4.21%

Delinquency Event Calculation:
                                                                     Results
                                                                     -------
     Delinquency Trigger Ratio Current Period                         4.35%
     Delinquency Trigger Ratio Prior Period                           3.94%
     Delinquency Trigger Ratio Second Prior Period                    4.85%
                                                                      ----
     Average of Delinquency Trigger Ratios                            4.38%
     Maximum Allowed                                                  7.50%

     Delinquency Trigger Ratio:
     --------------------------

                               A                  B                  A/B
                               -                  -                  ---
                           ADCPB of            ADCPB of
                      Contract > 30 Days    All Contracts    Delinquency Trigger
                           Past Due        As of Month-End         Ratio:
                      ------------------   ---------------   -------------------
Current Period           1,070,671.83       24,617,774.01           4.35%
Prior Period             1,040,058.13       26,389,109.25           3.94%
Second Prior Period      1,387,681.93       28,591,603.70           4.85%

                                ADCPB            Delinquency Ratio
                              -----------        -----------------
     Current                  23,547,102               95.65%
     31-60 Days Past Due         292,517                1.19%
     61-90 Days Past Due         296,764                1.21%
     91+ Days Past Due           481,391                1.96%
                              ----------              ------
     TOTAL                    24,617,774              100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                     226,351,292.85
     Maximum Substitution (10% of Initial)                         22,635,129.29

     Prior month Cumulative ADCPB Substituted                       3,394,127.87
     Current month ADCPB Substituted                                  86,213.17
                                                                  --------------
     Cumulative ADCPB Substituted                                   3,480,341.04